UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  March 3, 2005
                Date of Report (Date of earliest event reported)


                             DOLLAR FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                      000-50866               23-2636866
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          file number)         Identification No.)


                              1436 Lancaster Avenue
                              Berwyn, PA 19312-1288
                    (Address of principal executive offices)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On March 3, 2005 Dollar Financial Corp. (the "Company") issued a press release commenting on recent FDIC guidance for Payday Lending to FDIC-supervised institutions offering payday loans. A copy of the press release is furnished as
Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any information shall not constitute an admission that such information is material.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit No. Description

      99.1        Press  Release  dated  March 3, 2005
                  by Dollar Financial Corp.


                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Dollar Financial Corp.
                                    a Delaware corporation



                                    By: /s/ Randy Underwood
                                        ----------------------
                                    Name:  Randy Underwood
                                    Title: Executive Vice
                                           President and
                                           Chief Financial Officer

Date: March 3, 2005



                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Press  Release  dated  March 3, 2005
             by Dollar Financial Group, Inc.